Exhibit 32.2

                      CERTIFICATION OF CFO PURSUANT TO THE
                               SARBANES-OXLEY ACT

In connection with the Quarterly Report of Finotec Group, Inc. (the "Company") on Form 10-QSB for the quarter ended April 30, 2008 as filed with the Securities and Exchange commission on the date hereof (the "Report),Didier Essemini , as Chief Financial Officer of the Company hereby certifies, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the Best of his knowledge, that: (1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: September 15, 2009


Signed:

/s/ Didier Essemini
--------------------------
Didier Essemini
Chief Financial Officer